                                                                Exhibit 10.01(m)

                             AMENDMENT NO. 10 TO THE
                             -----------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


        THIS AMENDMENT NO. 10 TO THE LOAN AND SECURITY AGREEMENT ("Amendment No. 10") is made and entered into by and among MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), NATIONAL METAL PROCESSING, INC., a Michigan corporation ("NMP"), INTERSTATE METAL PROCESSING, INC., an Ohio corporation ("IMP"), PRECISE PAC, INC. (f/k/a National Metal Shearing Corp.), a Michigan corporation ("PPI"), and MERIDIAN ENVIRONMENTAL SERVICES, INC., a Michigan corporation ("MES", and together with MNC, ORS, NMP, IMP, and PPI sometimes shall be referred to collectively as "Borrowers" and individually as a "Borrower"), and NATIONAL CANADA FINANCE CORP. ("Bank").

                                    RECITALS
                                    --------

        A. On December 6, 1989, Borrowers and the Bank of New England, N.A. ("BNE") entered into a certain Loan And Security Agreement (the "Loan Agreement," all terms defined therein being used in this Amendment No. 10 with the same meaning unlessotherwise stated) under the terms of which BNE loaned to Borrowers $1,000,000 on a term loan basis, and $7,000,000 on a revolving loan basis, pursuant to the provisions set forth in the Loan Agreement.

        B. In March 1990, Borrowers and BNE entered into Amendment No. 1 to Loan And Security Agreement ("Amendment No. 1") to provide for (1) an increase in the amount of funds Borrowers could borrow under the Revolving Loan Borrowing Base in the form of an over-advance of not more than Five Hundred Thousand Dollars ($500,000), and (2) such other items as are set forth in Amendment No. 1.

        C. On September 14, 1990, Borrowers and Bank (as the successor-in-interest to BNE and BNE's rights, duties, and remedies under the Loan Agreement) entered into Amendment No. 2 To The Loan And Security Agreement ("Amendment No. 2") to (1) decrease the Revolving Loan Borrowing Base on Eligible Inventory from $4,000,000 to $3,000,000, (2) decrease the amount of the Revolving Loan Borrowing Base by the face amount of the Letters of Credit issued by Bank to Borrowers, (3) modify the definition of "Revolving Loan Borrowing Base", and (4) establish a compensating balance of $1,000,000 in Borrowers' Collateral.

        D. Effective as of May 31, 1991, Borrowers and Bank entered into Amendment No.3 To The Loan And Security Agreement ("Amendment No. 3") to (1) decrease the maximum amount of the Revolving Loan from $7,000,000 to $5,300,000,
(2) reduce the outstanding principal balance of the Term Loan to $400,000, and
(3) reduce the compensating balance to $700,000.

        E. Effective as of June 22, 1992, Borrowers and Bank entered into Amendment No. 4 To The Loan And Security Agreement ("Amendment No. 4") to modify certain covenants set forth in the Loan Agreement.

        F. On or about February 1, 1993, ORS and Canterbury Steel Corporation (kna CSX, Inc.), a Michigan corporation ("Canterbury"), entered into that certain Partnership Agreement of Canterbury Steel Company ("CSC") to engage in, among other things, the steel service center business. ORS and Canterbury acquired a 50.1% and a 49.9% general partnership interest, respectively, in CSC.

        G. On May 11, 1993, Borrowers, CSC and Bank entered into Amendment No. 5 To The Loan And Security Agreement ("Amendment No. 5") to (1) add CSC as a co-obligor for the repayment of all loans to Borrowers and CSC by Bank, (2) provide for certain representations, warranties and covenants of CSC, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 5.

        H. In a letter from Borrowers and CSC to Bank dated June 9, 1993 (the "Letter Amendment"), Borrowers, CSC and Bank amended the Loan Agreement, as amended, to modify certain financial covenants of Borrowers and CSC.

        I. On October 20, 1993, Borrowers, CSC and Bank entered into Amendment No. 6 To The Loan And Security Agreement ("Amendment No. - 6") to (1) increase the maximum amount of funds Borrowers and CSC may borrow under the Revolving Loan from $5,300,000 to $6,000,000, (2) modify certain financial covenants of Borrowers and CSC, and (3) provide for such other modifications as are set forth in the provisions of Amendment No. 6.

        J. In or about January of 1994, CSC was dissolved and liquidated by ORS and Canterbury.

        K. On January 31, 1994, Borrowers and Bank entered into Amendment No. 7 To The Loan And Security Agreement ("Amendment No. 7") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $6,000,000 to $7,200,000, (2) provide Borrowers with a $300,000 Term Loan facility, (3) modify certain financial covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 7.

                L. Effective as of November 30, 1994, Borrowers and Bank entered into Amendment No. 8 To The Loan And Security Agreement
("Amendment No. 8") to (1) increase the maximum amount of funds
Borrowers may borrow under the Revolving Loan from $7,200,000 to $9,000,000, (2) increase the Revolving Loan Borrowing Base on
Eligible Inventory to $4,500,000, (3) decrease the Contract Rate on the Revolving Loan to one (1) percentage point above the Base Rate,
(4) modify certain financial covenants of Borrowers, and (5) provide for such other amendments and modifications as are set forth in Amendment No. 8.

        M. Effective as of February 14, 1995, Borrowers and Bank entered into Amendment No. 9 To The Loan And Security Agreement ("Amendment No. 9") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $9,000,000 to $10,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $4,500,000 to $5,000,000, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 9.

        N. Borrowers and Bank now desire to amend the Loan Borrowers may borrower under the Revolving Loan from $10,000,000 to $12,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $5,000,000 to $5,500,000, (3) modify certain covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in this Amendment No. 10.

        0. Due to the affiliation and financial interdependence of Borrowers, Bank and Borrowers have determined that it would be in their respective best interests for each Borrower to be a joint and several obligor of each other Borrower's obligations to Bank in accordance with the provisions set forth in the Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, and this Amendment No. 10.

                                   PROVISIONS
                                   ----------

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 10, the parties agree as follows:

I.      AMENDMENTS TO LOAN AGREEMENT.
        -----------------------------

        The Loan Agreement is amended as follows:

        A. On and after the effective date of this Amendment No. 10, each reference in the Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8 and Amendment No. 9 to "this Agreement," "hereunder," and "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by Amendment No.1, Amendment No.2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9 and this Amendment No. 10. The Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter -Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No.9 and this Amendment No. 10 is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

        B. The definition of "Revolving Loan Borrowing Base" set forth in
Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

        REVOLVING LOAN BORROWING BASE - Subject to the provisions of Section 2.3(B) of this Agreement, an amount equal to the lesser of the following amounts:

                (i) the sum of (a) eighty percent (80%) of the unpaid face amount of Eligible Accounts (less the maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) plus (b) fifty percent (50%) of the lesser of the cost (determined on a first-in, first-out basis) or market value of Eligible Inventory; provided, however, that the Revolving Loan Borrowing Base on Eligible Inventory shall in no event exceed $5,500,000, minus (c) the face amount of all Letters of Credit issued by Bank on behalf of any Borrower or Borrowers; or

                (ii) $12,000,000.

        C. The definition of "Credit Note" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

                CREDIT NOTE - The demand note executed by Borrowers and delivered to Bank, dated December 6, 1989, evidencing the revolving credit loan made by Bank pursuant to Section 2.3 of this Agreement, together with (a) Amendment No. 1 To Demand Note, executed by Borrowers and delivered to Bank, dated effective as of May 31, 1991, (b) Amendment No. 2 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated May 11, 1993, (c) Amendment No. 3 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated effective as of October 20, 1993, (d) Amendment No. 4 To Demand Note, executed by Borrowers and delivered to Bank, dated January 31, 1994, (e) Amendment No. 5 To Demand Note, executed by Borrowers and delivered to Bank, dated effective as of November 30, 1994, (f) Amendment No. 6 To Demand Note, executed by Borrowers and delivered to Bank, dated effective as of February 14, 1995, and (g) Amendment No. 7 To Demand Note, a copy of which is attached to Amendment No. 10 as Exhibit 1, and all other amendments to, and all notes issued in substitution for or replacement of, such demand note.

        D. The reference in lines 4 and 5 of Section 7.1(I) of the Loan Agreement, as amended, to "statement of changes in financial position" is hereby amended to mean and refer to "statement of cash flows".

        E. The first sentence of Section 7.1(N) of the Loan Agreement, as amended, is hereby amended and restated in its entirety as follows:

                (N) TANGIBLE NET WORTH. Commencing on February 28, 1995, and continuing on the last day of each fiscal quarter of Borrowers thereafter, Borrowers shall maintain, on a consolidated basis, a Tangible Net Worth which is equal to or greater than as follows:

              Date                            Tangible Net Worth
              ----                            ------------------
        February 28, 1995                        $3,500,000
        May 31, 1995                              3,500,000
        August 31, 1995                           3,500,000
        November 30, 1995                         4,000,000
        February 29, 1996
          and thereafter                          4,300,000

        F. The first sentence of Section 7.1(0) of the Loan Agreement, as amended, is hereby amended and restated in its entirety as follows:

                (0) DEBT/TANGIBLE NET WORTH RATIO. Commencing on February 28, 1995, and continuing on the last day of each fiscal quarter of Borrowers thereafter, Borrowers shall maintain, on a consolidated basis, a Debt to Tangible Net Worth ratio which is equal to or less than the following:

                                               Debt to Tangible
              Date                              Net Worth Ratio
              ----                              ---------------
        February 28, 1995                         6.0 to 1.0
        May 31, 1995                              6.0 to 1.0
        August 31, 1995                           6.0 to 1.0
        November 30, 1995                         5.5 to 1.0
        February 29, 1996
          and thereafter                          5.0 to 1.0

II.     BANK'S WAIVER OF CERTAIN DEFAULTS.
        ----------------------------------

        For the sole purpose of completing the transactions described in this Amendment No. 10, Bank hereby acknowledges the covenant defaults committed by Borrowers and referred to in the letter to Bank from MNC, dated May 19, 1995, attached hereto as EXHIBIT 2, and waives, solely as to the specific defaults referred to in such letter, the rights of Bank to pursue remedies under the Loan Agreement, as amended, with respect to such defaults.

III.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.
        -------------------------------------------------------

        A. Each Borrower represents, warrants and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever, except as have been granted to Bank.

        B. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Loan Agreement, as amended, shall continue and be binding on Borrowers under this Amendment No. 10.

IV.     CONDITIONS PRECEDENT.
        --------------------

        Each Borrower acknowledges that the effectiveness of this Amendment No. 10 is subject to the following:

                A. The receipt by Bank on the effective date of this Amendment No. 10, in form and substance satisfactory to Bank and its counsel, of the following:

                1. A certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Amendment No. 10 and all of the matters described in this Amendment No. 10, and every other document or instrument required to be delivered pursuant to this Amendment No. 10.

                2. A Certificate signed by a duly authorized officer of each Borrower to the effect that:

                        (a) As of the date hereof, no Event of Default has
                occurred and is continuing, and no event has occurred which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                        (b) Except as otherwise disclosed, the representations
                and warranties of Borrowers set forth in Section 6 of the Loan Agreement are true and correct on the date of this Amendment No. 10 with the same force and effect as if made on this date.

                3. A Certificate of an officer of each Borrower certifying (a) to the incumbency and signatures of the officers of such Borrower signing this Amendment No. 10 and every other document and instrument to be delivered pursuant to this Amendment No. 10, and (b) to the effect that such Borrower's Articles (or Certificate) of Incorporation and Code of Regulations (or By-laws) have not been amended since the execution of the Loan Agreement except for (i) the name change by PPI from "National Metal Shearing Corp." to Precise Pac, Inc. on or about April, 1992, and
        (ii) the reverse stock split by MNC in August of 1993.

                4. Amendment No.7 To Demand Note, in substantially the form of
        EXHIBIT 1 attached to this Amendment No. 10, duly executed by each Borrower.

                5. Such other documents and instruments as Bank may reasonably request to implement this Amendment No. 10 and the transactions described in this Amendment No. 10.


        B. The payment by Borrowers to Bank of an amendment fee in the amount of $5,000.

V.      APPLICABLE LAW.
        ---------------

        This Amendment No. 10 shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such State.

VI.     COUNTERPARTS.
        -------------

        This Amendment No. 10 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Amendment No. 10 may execute this Amendment No. 10 by signing any such counterpart.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 10 by their duly authorized officers effective as of May 25, 1995.

NATIONAL CANADA FINANCE CORP.                MERIDIAN  NATIONAL CORPORATION

By: /s/ Jack Jankovic                        By: /s/ Real P. Remillard
   --------------------------                   --------------------------
Title:  Vice President                       Title:  Secretary
      -----------------------                      ------------------------

                                             PRECISE PAC, INC. (f/k/a
NATIONAL  PROCESSING, INC.                   National Metal Shearing Corp.)

By: /s/ Real P. Remillard                    By: /s/ Real P. Remillard
   --------------------------                   --------------------------
Title: Secretary                             Title:  Secretary
      -----------------------                      ------------------------

OTTAWA RIVER STEEL CO.                       MERIDIAN ENVIRONMENTAL SERVICES,

By: /s/ Real P. Remillard                    By: /s/ Real P. Remillard
   --------------------------                   --------------------------
Title:  Secretary                            Title:  Secretary
      -----------------------                      ------------------------

INTERSTATE METAL PROCESSING, INC.

By: /s/ Real P. Remillard
   --------------------------
Title:  Secretary
      -----------------------


- -7-